UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 29, 2013, WellCare Health Plans, Inc. (the “Company”) received from the State of Florida’s Agency for Health Care Administration (“AHCA”) executed amendments (collectively, the “Amendments”) to Contracts Nos. FA971 (“Contract FA971”) and FA972 (“Contract FA972” and together with Contract FA971, the “Contracts”), each between AHCA and WellCare of Florida, Inc., a wholly-owned subsidiary of the Company (“WellCare of Florida”). Contract FA971 governs WellCare of Florida’s Medicaid business that it operates under the name Staywell Health Plan of Florida and Contract FA972 governs WellCare of Florida’s Medicaid business that it operates under the name HealthEase.

Among other things, the Amendments:

•
Require WellCare of Florida to pay certain physicians who provide Florida Medicaid-covered eligible primary care services in accordance with the Affordable Care Act and 42 CFR sections 438 and 447, for the period January 1, 2013, through December 31, 2014;

•
Effective September 1, 2012, revise the capitation rates payable to WellCare of Florida, which vary based on the member’s demographic information (such as age, gender and county of residence) (see Exhibit 2-NR to the Amendments for a copy of the revised rate schedules);

•	Effective January 1, 2013, add additional counties to WellCare of Florida’s aggregate service area and increase the maximum number of members WellCare of Florida may serve under the Contracts; and

•	Effective January 1, 2013, implement the re-entry of WellCare of Florida into Florida’s Medicaid Reform Program.

WellCare anticipates the Amendments will result in an overall rate increase under the Contracts of approximately 3.0% - 3.5%.

Following the addition of the counties under the Amendments, WellCare of Florida is now a statewide Medicaid plan authorized to provide Medicaid managed care to members in every county in Florida.

The capitation rates contained in the Amendments do not reflect certain revisions to 42 CFR sections 438 and 447 that were recently adopted under the Affordable Care Act.  These revisions, among other things, increase the minimum payments to be made to certain physicians providing primary care services to Medicaid enrollees for calendar years 2013 and 2014.  These minimum payments must not be less than the Medicare payment rates that would be applicable in those years (or, if higher, the Medicare rates applicable in those years using the calendar year 2009 Medicare physician fee schedule conversion factor).  The Company anticipates AHCA will either further amend the Contracts or provide another mechanism to address this Affordable Care Act requirement during the first half of 2013.  The Company does not expect to pay the increased payments to physicians until increased premium rates have been received from AHCA.  However, the increase in premium rates may not be sufficient to fully offset the Company’s increased payments.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Contracts or the Amendments.  The above description is qualified in its entirety by reference to Contract FA971, Contract FA972 and the Amendments to each, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The information furnished in this Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, WellCare’s estimate of the overall rate increase under the Amendments is a forward-looking statement. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the demographic mix of members in WellCare of Florida’s plans.

Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2011, and in WellCare’s Quarterly Report on Form 10-Q for the period ended September 30, 2012, and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01                      Financial Statements and Exhibits.

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Contract FA971 (“Contract FA971”) between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida	8-K	September 24, 2012	10.2
10.2	Contract FA972 (“Contract FA972”) between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a HealthEase	8-K	September 24, 2012	10.1
10.3	Amendment No. 2 to Contract FA971	Filed herewith
10.4	Amendment No. 1 to Contract FA972	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2013	WELLCARE HEALTH PLANS, INC. /s/Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Contract FA971 (“Contract FA971”) between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida	8-K	September 24, 2012	10.2
10.2	Contract FA972 (“Contract FA972”) between the Florida Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a HealthEase	8-K	September 24, 2012	10.1
10.3	Amendment No. 2 to Contract FA971	Filed herewith
10.4	Amendment No. 1 to Contract FA972	Filed herewith